Exhibit 99.2
UNAUDITED PRO FORMA COMBINED CONSOLIDATING FINANCIAL STATEMENTS
     On February 10, 2006, Youbet acquired from UT Group all of the outstanding capital stock of United Tote Company. The following unaudited pro forma financial statements give effect to the closing under the stock purchase agreement, as amended, and Youbet’s acquisition of United Tote.
     The pro forma balance sheet as of September 30, 2005 has been prepared to reflect the acquisition of United Tote as if the acquisition had taken place as of September 30, 2005. The pro forma results of operations for the nine months ended September 30, 2005, and the pro forma results of operations for the year ended December 31, 2004 have been prepared assuming that the acquisition of United Tote and the acquisition of International Racing Group (“IRG”) each occurred as of January 1, 2004. The unaudited pro forma combined consolidating balance sheet and statements of operations filed with this report are for illustrative and informational purposes only and are not necessarily indicative of the financial position or operating results that would have occurred had the transactions been consummated on the date, or at the beginning of the period, for which such transactions have been given effect. The pro forma adjustments are based upon information available to Youbet at the time these unaudited pro forma financial statements were prepared and assumptions that management believes are reasonable. The unaudited pro forma financial statements, including the notes thereto, should be read in conjunction with the historical financial statements of Youbet included in our Form 10-K for the year ended December 31, 2004, the unaudited financial statements of Youbet included in our Form 10-Q for the quarter ended September 30, 2005 and the audited historical financial statements of United Tote included with this report.
     The unaudited pro forma combined consolidating balance sheet as of September 30, 2005 was prepared by combining Youbet’s consolidated balance sheet with the consolidated balance sheet of United Tote. The consolidated balance sheet of United Tote was derived from the audited financial statements of United Tote as of and for the nine months ended September 30, 2005. The unaudited pro forma combined consolidating statements of operations for the twelve months ended December 31, 2004 and for the nine months ended September 30, 2005 were prepared by combining Youbet’s consolidated statements of operations for these respective periods with the consolidated statements of operations of United Tote for the same periods, and the historical consolidated financial statements of IRG through the date Youbet acquired IRG (June 2, 2005). The consolidated statements of operations of United Tote were derived from the audited financial statements of United Tote for the year ended December 31, 2004 and the nine months ended September 30, 2005. The consolidated statements of operations of IRG were derived from the unaudited accountant’s compilation reports for IRG for the year ended December 31, 2004 and the unaudited accountant’s reports for the five months ended May 31, 2005.
     Under the purchase method of accounting, certain adjustments have been made in the adjustment column of the pro forma combined balance sheet to record the assets and liabilities of

United Tote at their fair value. The pro forma purchase accounting adjustments are based upon the assumptions and adjustments, which management believes to be reasonable, described in the accompanying notes to the unaudited pro forma combined condensed financial information presented on the following pages. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets (tangible and intangible) acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma financial statements set forth below are preliminary and have been made solely for purposes of developing such unaudited pro forma financial statements. The actual allocations could differ materially from those set forth in the unaudited pro forma financial statements. In addition, the unaudited pro forma financial statements do not reflect any operating efficiencies and cost savings that Youbet may achieve with respect to the combined companies and do not include any adjustments to historical revenues nor any adjustments to operating, marketing and general and administrative expenses for any future operating changes.

Pro Forma Consolidated Balance Sheet (Unaudited)
As of September 30, 2005

						Pro Forma
	Youbet	United Tote		Pro Forma		Consolidated
	Historical	Historical		Adjustments		Totals
ASSETS:
Current assets:
Cash and cash equivalents	$19,128,535	$203,050		$(10,247,510	)(1)	$9,084,074
Current portion of restricted cash	3,968,031	—		—		3,968,031
Accounts receivable, net of allowance for doubtful collection	2,356,835	3,774,629		—		6,131,464
Other receivables, net of allowance for doubtful collection	13,173	393,170		—		406,343
Inventory	—	2,222,055		—		2,222,055
Prepaid expenses	1,570,747	142,513		—		1,713,260
Current portion of deferred tax assets	1,791,000	371,225		—		2,162,225

	28,828,321	7,106,642		(10,247,510)		25,687,453

Property and equipment, net	4,370,046	17,763,132		—		22,133,178
Restricted cash, net of current portion	381,962	—		—		381,962
Unamortized intangibles and other	3,547,730	1,305,795		12,466,218	(2)	17,319,743
Investment in joint venture	—	10,000		—		10,000
Deferred tax assets, net of current portion	1,523,000	284,202		—		1,807,202
Goodwill	—	—		11,364,032	(2)	11,364,032

	$38,651,059	$26,469,771		$13,582,740		$78,703,571

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Checks in excess of bank balances	$—	$402,890		$—		$402,890
Current portion of long term debt	634,181	4,102,784	(1)	5,200,000	(3)	9,936,965
Trade payables, TVG	6,092,207	—		—		6,092,207
Trade payables, track related	2,209,433	—		—		2,209,433
Trade payables, other	679,297	1,217,985		—		1,897,282
Accrued expenses	1,599,267	1,749,299		—		3,348,566
Contingent payment	—	—		2,181,818	(4)	2,181,818
Customer deposits	5,903,140	—		—		5,903,140
Deferred revenues	113,271	65,485		—		178,756

	17,230,797	7,538,443		7,381,818		32,151,058

Long term debt, other	213,186	10,314,068	(1)	5,000,000	(3)	15,527,254

	17,443,983	17,852,511		12,381,818		47,678,312

Stockholders’ equity
Common stock, $.001 par value — authorized 100,000,000 33,391,562 shares outstanding as of September 30, 2005	33,392	—		2,182	(5)	35,574
Additional paid-in capital	105,514,569	7,260,000		2,556,000	(6)	115,330,570
Retained earnings (accumulated deficit)	(83,000,513)	1,357,260		(1,357,260	)(7)	(83,000,513)
Treasury stock	(1,340,372)	—		—		(1,340,372)

	21,207,076	8,617,260		1,200,922		31,025,258

	$38,651,059	$26,469,771		$13,582,740		$78,703,571

Pro Forma Consolidated Statement of Operations (Unaudited)
For the Twelve months ended December 31, 2004

			Pro Forma			United Tote	Pro Forma		Pro Forma
	Youbet Historical	IRG Historical	Adjustments		Pro Forma for IRG	Historical	Adjustments		Consolidated Totals
Revenues	$65,249,114	$17,830,385	—		$83,079,499	$22,994,764	—		$106,074,263

Operating expenses
Track fees	26,199,688	10,955,827	—		37,155,515	—	—		37,155,515
Licensing, TVG	14,424,438	—	—		14,424,438	—	—		14,424,438
Service and maintenance	—	—	—		—	13,609,230	—		13,609,230
Network operations	3,292,591	1,996,126	—		5,288,717	856,470	—		6,145,187
Research and development	1,510,969	239,688	—		1,750,657	1,339,606	—		3,090,263
Sales and marketing	3,535,270	1,154,366	—		4,689,636	1,306,770	—		5,996,406
General and administrative	12,763,902	3,275,907	($2,402,450	)(8)	13,637,359	3,055,190	($255,040	)(11)	16,437,509
Depreciation and amortization	2,286,408	45,721	392,507	(9)	2,724,636	734,864	1,511,927	(12)	4,971,428

	64,013,266	17,667,636	(2,009,943)		79,670,959	20,902,130	1,256,887		101,829,975

Income from operations	1,235,848	162,749	2,009,943		3,408,540	2,092,634	(1,256,887)		4,244,287

Other income (expense)
Interest income	154,446	4,670	—		159,116	113,199	(420,148	)(13)	(147,833)
Interest expense	(15,373)	(2,292)	—		(17,665)	(65,007)	(512,040	)(14)	(594,712)
Other	6,413	(136,417)	—		(130,004)	(2,766)	—		(132,770)

	145,486	(134,039)	—		11,447	45,426	(932,188)		(875,315)

Income before income taxes	1,381,334	28,710	2,009,943		3,419,987	2,138,060	(2,189,075)		3,368,972

Income tax expense (benefit)	(3,250,000)	60,769	622,612	(10)	(2,566,619)	946,082	(875,630	)(15)	(2,496,167)

Net income (loss)	$4,631,334	($32,058)	$1,387,331		5,986,607	$1,191,978	($1,313,445)		5,865,140

Earnings per share:(16)
Basic earnings per share	$0.15				$0.20				$0.18
Diluted earnings per share	$0.14				$0.18				$0.16

Pro Forma Consolidated Statement of Operations (Unaudited)
For the Nine months ended September 30, 2005

			Pro Forma		Pro Forma	United Tote	Pro Forma		Pro Forma
	Youbet Historical	IRG Historical	Adjustments		For IRG	Historical	Adjustments		Consolidated Totals
Revenues	$63,531,962	$9,034,612	—		$72,566,574	$19,566,363	—		$92,132,937

Operating expenses
Track fees	26,667,229	5,392,547	—		32,059,776	—	—		32,059,776
Licensing, TVG	14,729,993	—	—		14,729,993	—	—		14,729,993
Service and maintenance	—	—	—		—	12,263,133	—		12,263,133
Network operations	2,970,932	1,184,322	—		4,155,254	810,155	—		4,965,410
Research and development	1,066,384	138,951	—		1,205,335	1,267,166	—		2,472,501
Sales and marketing	4,319,237	885,103	—		5,204,340	1,472,666	—		6,677,006
General and administrative	9,601,916	1,108,465	($600,679	)(8)	10,109,702	1,747,690	($265,668	)(11)	11,591,725
Depreciation and amortization	860,268	215,069	163,545	(9)	1,238,882	1,619,586	1,133,945	(12)	3,992,413

	60,215,959	8,924,458	(437,134)		68,703,283	19,180,396	868,277		88,751,957

Income from operations	3,316,003	110,154	437,134		3,863,291	385,967	(868,277)		3,380,981

Other income (expense)
Interest income	388,781	1,661	—		390,442	67,613	(315,111	)(13)	142,944
Interest expense	(58,668)	(331)	—		(58,999)	(527,948)	(384,030	)(14)	(970,977)
Other	198,533	(33)	—		198,500	34,516	—		233,016

	528,646	1,297	—		529,943	(425,819)	(699,141)		(595,017)

Income before income taxes	3,844,649	111,451	437,134		4,393,234	(39,852)	(1,567,418)		2,785,964

Income tax expense (benefit)	—	—	—		—	20,306	(626,967	)(15)	(606,662)

Net income (loss)	$3,844,649	$111,451	$437,134		$4,393,234	($60,158)	($940,451)		$3,392,625

Earnings per share:(16)
Basic earnings per share	$0.12				$0.14				$0.10
Diluted earnings per share	$0.11				$0.13				$0.09

Notes to Pro Forma Consolidated Financial Statements

Transaction structure:
Cash	$9,747,510
Promissory notes	10,200,000
Value of issued equity (see below)	12,000,000

Total purchase price	$31,947,510

Value of issued equity	12,000,000
Stock price	$5.50	per share*

Number of Youbet shares issued	$2,181,818

*	Youbet also has agreed to a “make-whole” provision pursuant to which Youbet will pay to UT Group a one-time cash payment equal to the amount by which $5.50 exceeds the average trading price of Youbet’s common stock for the five trading-day period ending on February 9, 2007, multiplied by the number of shares delivered by Youbet and then held by UT Group. In addition, Youbet may cause UT Group to sell some or all of the Youbet shares on or before February 9, 2007, if the trading price is below $5.50 per share, provided that Youbet pays to UT Group the “make-whole” amount within ten trading days of the sale.
(1)	Reflects the estimated uses of cash as follows:

Cash	$(9,747,510)*
Estimated transaction costs (see below)	(500,000)

Net impact on cash:	$(10,247,510)

Estimated transaction costs:
Legal	$300,000
Accounting	50,000
NASDAQ listing fee	45,000
Miscellaneous	105,000

$500,000

*	Under the stock purchase agreement, as amended, the amount of cash paid by Youbet at closing was adjusted for an increase in United Tote’s secure and certain other indebtedness. As of February 10, 2006, United Tote had aggregate borrowings under its secured credit facility of approximately $14.65 million.
(2)	Represents the estimated fair value allocated to the specifically identified intangible assets.

Specifically identified intangible assets	$13,204,386
Write-off pre-acquisition book value of intangible assets	(738,168)

$12,466,218

Goodwill	$11,364,032

The purchase price paid for the stock of United Tote was allocated to net assets based on preliminary estimates of fair value.

Purchase allocation:
Equity value of United Tote	$31,947,510
Less: Estimated transaction costs	500,000

	32,447,510

Less: Fair market value of net assets	7,879,092

Excess purchase price over estimated fair value of net assets	$24,568,418

Excess purchase price allocation:
Specifically identified intangible assets	$13,204,386
Goodwill	11,364,032

	$24,568,418

These unaudited pro forma consolidated financial statements reflect a preliminary allocation of the total purchase price to tangible assets, liabilities, goodwill and other intangible assets. An independent third party appraisal will be performed to assist management in determining the fair value of acquired assets and liabilities assumed, including identifiable intangible assets. The final purchase price allocation may result in a materially different allocation for tangible and intangible assets than that presented in these unaudited pro forma consolidated financial statements.

(3) Promissory notes	Principal	Maturity	Interest Rate	Payments

Short term promissory note	$5,200,000	2/6/2007	5.02%	Principal due at maturity and accrued interest due quarterly.

Long term promissory note	3,200,000	2/8/2008	5.02%	Principal and accrued interest due at maturity.
Long term promissory note	1,800,000	2/8/2008	5.02%	Principal and accrued interest due at maturity.

	$5,000,000

(4) Contingent purchase price:
“Make whole” Youbet stock value	$5.50
Fair value of Youbet stock on closing date (2/10)	4.50

Contingency	$1.00

Number of Youbet shares issued	2,181,818

Contingent purchase price	$2,181,818

(5) Common stock — par value:
Value of issued equity	12,000,000
Stock value	$5.50

Number of Youbet shares issued	2,181,818
Par value of common stock	0.001

	$2,182

(6) Additional Paid In Capital:
Number of Youbet shares issued	2,181,818
Fair value of Youbet stock on closing date (2/10)	$4.50

Fair value of Youbet stock issued (2/10)	9,818,182
Less: par value	(2,182)

9,816,000
Eliminate United Tote pre-acquisition additional paid in capital	(7,260,000)

$2,556,000

(7) Retained earnings
Eliminate United Tote pre-acquisition retained earnings	$(1,357,260)

(8) Upon completion of the acquisition of IRG, the historical management fee paid to the management company owned by the sellers was reduced to $150,000 per year. This adjustment represents the difference between the pre-acquisition management fee and the new management fee.

(9) For purposes of the pro forma statements of operations, Youbet has initially allocated $2.4 million of the acquisition price to the acquired customer list and non-compete agreement.

(10) Youbet expects to use its net operating loss carry forwards to offset otherwise taxable income.

(11) Upon completion of the acquisition of United Tote, the management fee currently paid to the parent company will be eliminated. This adjustment removes the pre-acquisition management fee.

(12) A certain portion of the acquisition price will be allocated to specifically identified intangible assets and goodwill. For purposes of the pro forma statements of operations, Youbet has initially allocated $13.2 million to these intangible assets, and the adjustment reflects amortization of these intangible assets over estimated useful lives ranging from 5 to 15 years.

(13) Interest income:
Cash paid at closing	$10,247,510
Average interest rate	4.1%

Decreased interest income — annual	$420,148
Decreased interest income - 9 months	$315,111

(14) Interest expense:
Short term promissory note	$5,200,000
Long term promissory note	3,200,000
Long term promissory note	1,800,000

	10,200,000
Fixed LIBOR rate	5.02%

Interest expense — annual	$512,040
Interest expense - 9 months	$384,030

(15) To record income tax benefit assuming an effective rate of 40%. Youbet expects to use its net operating loss carry forwards to offset otherwise taxable income.

(16) To reflect the weighted average shares outstanding included in the earnings per share calculations as follows:

	12 months ended	Shares issued	Pro Forma
Weighted average shares outstanding	as of 12/31/04	for United Tote	after United Tote

Basic	30,082,521	2,181,818	32,264,339
Diluted	34,004,921	2,181,818	36,186,739

	9 months ended	Shares issued	Pro Forma
Weighted average shares outstanding	As of 9/30/05	for United Tote	after United Tote

Basic	31,779,087	2,181,818	33,960,905
Diluted	34,336,613	2,181,818	36,518,431